UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
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Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Ashford Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following was e-mailed to certain Ashford Inc. Stockholders on July 2, 2024, who held common stock as of the record date of June 20, 2024:

VOTE FOR YOUR ASHFORD INC. SHARES

Date: July 2, 2024
To: Ashford Inc. Shareholders
From: Ashford Communications
Subject: Vote for your Ashford Inc. Shares

Dear Ashford Inc. Shareholders:

Ashford Inc.’s Board of Directors has approved a plan to terminate the registration of its common stock with the SEC and discontinue its listing on the NYSE American Stock Exchange. We believe it is in the company’s best interest to pursue this strategy. This plan is subject to a vote of Ashford’s stockholders. The meeting for that vote has been scheduled for July 22, 2024.

Our records indicate that you currently own shares of Ashford Inc. common stock and are eligible to vote. Proxies for that vote have been sent out, and if you haven’t already received your proxy via email or US mail, you should receive it soon. Given the importance of this vote, it is imperative that you vote your shares before the July 22 meeting date. We are asking shareholders to vote before Friday, July 5, 2024.

If you receive both an email and a US mail proxy, please vote both ways to ensure your votes are counted. Note, the online voting portal will close on Sunday, July 21, 2024, at 11:59 pm EST.

Attached is a letter that was sent to all shareholders. If you have any questions about the process or how to vote, please contact our proxy solicitor, Morrow Sodali at (800)-662-5200 or via email at: ainc@info.morrowsodali.com. If you have any additional questions, please reach out to communications@ashfordinc.com.

We appreciate your unwavering support as we embark on this new chapter for Ashford Inc.

* * * * *

Additional Information and Where to Find It

THIS COMMUNICATION IS ONLY A BRIEF DESCRIPTION OF THE PROPOSED TRANSACTION. IT IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE OR SELL ANY SHARES OF COMMON STOCK. THE COMPANY INTENDS TO FILE A PROXY STATEMENT AND OTHER REQUIRED MATERIALS, INCLUDING A SCHEDULE 13E-3, WITH THE SEC CONCERNING THE PROPOSED TRANSACTION. A COPY OF ALL FINAL PROXY MATERIALS WILL BE SENT TO STOCKHOLDERS PRIOR TO A SPECIAL MEETING OF STOCKHOLDERS AT WHICH THE COMPANY’S STOCKHOLDERS WILL BE ASKED TO VOTE ON THE PROPOSALS DESCRIBED IN THE MATERIALS PROVIDED BY THE COMPANY. THE COMPANY URGES ALL STOCKHOLDERS TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THOSE DOCUMENTS WILL INCLUDE IMPORTANT INFORMATION. A FREE COPY OF ALL MATERIALS THE COMPANY FILES WITH THE SEC, INCLUDING THE COMPANY’S SCHEDULE 13E-3 AND PROXY STATEMENT, WILL BE AVAILABLE AT NO COST ON THE SEC’S WEBSITE AT WWW.SEC.GOV. WHEN THOSE DOCUMENTS BECOME AVAILABLE, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY MAY ALSO BE OBTAINED WITHOUT CHARGE BY DIRECTING A REQUEST TO ASHFORD INC., 14185 DALLAS PARKWAY, SUITE 1200, DALLAS, TEXAS 75254, ATTENTION: SECRETARY.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction. Information concerning such participants will be set forth in the proxy statement to be filed by the Company in connection with the special meeting of stockholders to vote on the Proposed Transaction. To the extent that holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts to be printed in the Company’s proxy statement, such changes will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in connection with the Proposed Transaction will be included in the proxy statement to be filed by the Company with the SEC in connection with the Proposed Transaction.

The Company’s Chief Executive Officer and Chairman of the Board, Monty J. Bennett, and other members of senior management of the Company may purchase or sell shares of common stock of the Company in the open market following the public announcement of the Proposed Transaction. Any such purchases or sales will be reported on Form 4 and Schedule 13D as required by law. These purchases and sales may increase or decrease the price of the Company’s common stock.

Forward Looking Statements

Certain statements and assumptions in this communication contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this communication include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Inc.’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to maintain compliance with NYSE American LLC continued listing standards; our ability to consummate the Proposed Transaction on the terms described herein, if at all; Form S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this communication are only made as of the date of this communication. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD
Communications
14185 Dallas Parkway, Suite 1200
Dallas, TX 75254

The following was e-mailed to certain Ashford Inc. Directors and Associates on July 2, 2024:

VOTE YOUR ASHFORD INC. SHARES NOW

Date: July 2, 2024
To: Ashford Inc. Shareholders
From: Ashford Communications
Subject: Vote your Ashford Inc. Shares Now

Dear Directors & Valued Associates:

As we shared in April, Ashford Inc.’s Board of Directors has approved a plan to terminate the registration of its common stock with the SEC and discontinue its listing on the NYSE American Stock Exchange. In the announcement we outlined why we believe it is in the company’s best interest to pursue this strategy. This plan is subject to a vote of Ashford’s stockholders. The meeting for that vote has been scheduled for July 22, 2024.

Our records indicate that you currently own shares of Ashford Inc. common stock and are eligible to vote. Proxies for that vote have been sent out, and if you haven’t already received your proxy via email or US mail, you should receive it soon. Given the importance of this vote, it is imperative that you vote your shares before the July 22 meeting date. We are asking associates to vote before Friday, July 5, 2024. If you have not voted your shares by this date, a representative from the company will be following up with you.

If you receive both an email and a US mail proxy, please vote both ways to ensure your votes are counted. Note, the online voting portal will close on Sunday, July 21, 2024, at 11:59 pm EST.

Attached is a letter that was sent to all shareholders. If you have any questions about the process or how to vote, please contact our proxy solicitor, Morrow Sodali at (800)-662-5200 or via email at: ainc@info.morrowsodali.com. If you have any additional questions, please reach out to communications@ashfordinc.com.

We appreciate your unwavering support as we embark on this new chapter for Ashford Inc.

* * * * *

Additional Information and Where to Find It

THIS COMMUNICATION IS ONLY A BRIEF DESCRIPTION OF THE PROPOSED TRANSACTION. IT IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE OR SELL ANY SHARES OF COMMON STOCK. THE COMPANY INTENDS TO FILE A PROXY STATEMENT AND OTHER REQUIRED MATERIALS, INCLUDING A SCHEDULE 13E-3, WITH THE SEC CONCERNING THE PROPOSED TRANSACTION. A COPY OF ALL FINAL PROXY MATERIALS WILL BE SENT TO STOCKHOLDERS PRIOR TO A SPECIAL MEETING OF STOCKHOLDERS AT WHICH THE COMPANY’S STOCKHOLDERS WILL BE ASKED TO VOTE ON THE PROPOSALS DESCRIBED IN THE MATERIALS PROVIDED BY THE COMPANY. THE COMPANY URGES ALL STOCKHOLDERS TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THOSE DOCUMENTS WILL INCLUDE IMPORTANT INFORMATION. A FREE COPY OF ALL MATERIALS THE COMPANY FILES WITH THE SEC, INCLUDING THE COMPANY’S SCHEDULE 13E-3 AND PROXY STATEMENT, WILL BE AVAILABLE AT NO COST ON THE SEC’S WEBSITE AT WWW.SEC.GOV. WHEN THOSE DOCUMENTS BECOME AVAILABLE, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY MAY ALSO BE OBTAINED WITHOUT CHARGE BY DIRECTING A REQUEST TO ASHFORD INC., 14185 DALLAS PARKWAY, SUITE 1200, DALLAS, TEXAS 75254, ATTENTION: SECRETARY.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction. Information concerning such participants will be set forth in the proxy statement to be filed by the Company in connection with the special meeting of stockholders to vote on the Proposed Transaction. To the extent that holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts to be printed in the Company’s proxy statement, such changes will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in connection with the Proposed Transaction will be included in the proxy statement to be filed by the Company with the SEC in connection with the Proposed Transaction.

The Company’s Chief Executive Officer and Chairman of the Board, Monty J. Bennett, and other members of senior management of the Company may purchase or sell shares of common stock of the Company in the open market following the public announcement of the Proposed Transaction. Any such purchases or sales will be reported on Form 4 and Schedule 13D as required by law. These purchases and sales may increase or decrease the price of the Company’s common stock.

Forward Looking Statements

Certain statements and assumptions in this communication contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this communication include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Inc.’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to maintain compliance with NYSE American LLC continued listing standards; our ability to consummate the Proposed Transaction on the terms described herein, if at all; Form S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this communication are only made as of the date of this communication. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD
Communications
14185 Dallas Parkway, Suite 1200
Dallas, TX 75254